                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           Date of Report: May 7, 2001
                (Date of Earliest Event Reported: March 20, 2000)

                         Commission File Number 1-11680

                                   ----------

                          EL PASO ENERGY PARTNERS, L.P.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                                              76-0396023
(State of Other Jurisdiction)                                 (I.R.S. Employer
of Incorporation or Organization)                            Identification No.)


                                El Paso Building
                              1001 Louisiana Street
                              Houston, Texas 77002
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's Telephone Number, Including Area Code: (713) 420-2131



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ITEM 5. OTHER EVENTS

         We are providing the accompanying unaudited pro forma condensed consolidated and combined financial statements to reflect the following transactions as if we completed them as of January 1, 2000:

     o our acquisitions of El Paso Intrastate-Alabama, the Crystal natural gas storage businesses, and the natural gas liquids transportation and fractionation assets;

     o   our sale of several Gulf of Mexico assets; and

     o   our issuance of 2,250,000 common units


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

            (b) Pro forma financial statements

         The following unaudited pro forma condensed consolidated and combined financial statements as of and for the year ended December 31, 2000 have been prepared based on the historical consolidated balance sheet and statements of operations of El Paso Energy Partners, L.P. and subsidiaries. The Unaudited Pro Forma Condensed Consolidated and Combined Statement of Operations gives effect to the transactions identified below (the "Transactions") as if they occurred on January 1, 2000. The Unaudited Pro Forma Condensed Consolidated and Combined Balance Sheet gives effect to the Transactions as if they occurred on December 31, 2000.

         The unaudited pro forma condensed consolidated and combined financial statements are not necessarily indicative of our consolidated financial condition or results of operations that might have occurred had the Transactions been completed at the beginning of the earliest period presented, nor do they necessarily indicate our consolidated operating results and financial position for any future period. The unaudited pro forma condensed consolidated and combined statement of operations does not give effect to the losses we incurred on our sale of the Gulf of Mexico assets or the income we recognized from the payments from El Paso Corporation since these are non-recurring items.

         The accompanying Notes to the Unaudited Pro Forma Condensed Consolidated and Combined Financial Statements explain the assumptions used in preparing the financial information. Accounting policy differences were not material and, accordingly, adjustments have not been included in these statements.

         The unaudited pro forma financial information gives effect to the following transactions:

         (1) The acquisition in March 2000 of El Paso Intrastate-Alabama (EPIA) from a subsidiary of El Paso Corporation for $26.5 million in cash. Our historical consolidated financial statements include the accounts and results of operations of EPIA from the purchase date.

         (2) The acquisition in August 2000 of the salt dome natural gas storage businesses of Crystal Gas Storage, Inc., from a subsidiary of El Paso Corporation, in exchange for $170 million of Series B 10% Cumulative Redeemable Preference Units. Our historical consolidated financial statements include the accounts and results of operations of Crystal from the purchase date.

         (3) The sale of several offshore Gulf of Mexico assets in 2001. In accordance with a Federal Trade Commission order related to El Paso Corporation's merger with The Coastal Corporation, we, along with Deepwater Holdings, L.L.C., our investee, agreed to sell several of our offshore Gulf of Mexico assets to third parties. Total consideration paid for these assets was approximately $162 million consisting of approximately $108 million for the assets we sold and approximately $54 million for the assets Deepwater Holdings sold. The offshore assets sold include interests in Stingray, Nautilus, Manta Ray Offshore, Nemo, Green Canyon, UTOS and Tarpon, as well as interests in two offshore platforms and one dehydration facility. As additional consideration for these transactions, El Paso Corporation will make payments to us totaling $29 million. These payments will be made in quarterly installments of $2.25 million for the next three years and $2 million in the first quarter of 2004.

         (4) The $133 million acquisition in February 2001 of the South Texas natural gas liquids (NGL) transportation and fractionation (T&F) assets from a subsidiary of El Paso Corporation.

         (5) The sale of 2,250,000 common units in March 2001. We used the net cash proceeds of approximately $66.9 million, which included a contribution from our general partner of $0.6 million to maintain its one percent contribution requirement, to reduce indebtedness under our revolving credit facility.



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                          El Paso Energy Partners, L.P.
      Unaudited Pro Forma Condensed Consolidated and Combined Balance Sheet
                             As of December 31, 2000
                                 (In thousands)

                                             El Paso Energy  Gulf of Mexico
                                             Partners, L.P.   Divestitures       T&F Assets     Equity Offering       Combined
                                               Historical     Adjustments       Adjustments       Adjustments         Pro Forma
                                             --------------  --------------     ------------    ---------------     ------------
                 ASSETS

Total current assets .......................  $     53,648    $       (112)(a)  $     133,000 (f) $     66,955 (g)  $     78,946
                                                                   108,233 (a)       (133,000)(f)      (66,955)(g)
                                                                    25,410 (b)
                                                                  (108,233)(c)

Property, plant and equipment, net .........       631,695         (26,667)(a)        133,000 (f)                          733,951
                                                                    (4,077)(e)

Equity investments .........................       182,734         (92,691)(a)                                            78,345
                                                                   (11,698)(d)

Other noncurrent assets ....................        11,182                                                                11,182
                                              ------------    ------------       ------------     ------------      ------------
                  Total assets .............  $    879,259    $   (109,835)      $    133,000     $         --      $    902,424
                                              ============    ============       ============     ============      ============


    LIABILITIES AND PARTNERS' CAPITAL

Total current liabilities ..................  $     19,703    $          1 (a)  $                 $                 $     19,704

Revolving credit facility ..................       318,000        (108,233)(c)        133,000 (f)      (66,955)(g)       275,812

Project financing ..........................        45,000                                                                45,000
Long-term debt .............................       175,000                                                               175,000
Other noncurrent liabilities ...............        12,851            (375)(a)                                            12,476
                                              ------------    ------------       ------------     ------------      ------------
             Total liabilities .............       570,554        (108,607)           133,000          (66,955)          527,992

Minority interest ..........................        (2,366)            137 (a)                                            (2,229)

Partners' capital ..........................       311,071         (11,000)(a)                          66,285 (g)       376,661
                                                                    25,410 (b)                             670 (g)
                                                                   (11,698)(d)
                                                                    (4,077)(e)
                                              ------------    ------------      ------------      ------------      ------------
             Total liabilities and partners'
               capital .....................  $    879,259    $   (109,835)     $    133,000      $         --      $    902,424
                                              ============    ============      ============      ============      ============



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                         El Paso Energy Partners, L.P.
Unaudited Pro Forma Condensed Consolidated and Combined Statement of Operations
                      For the Year Ended December 31, 2000
                    (In thousands, except per unit amounts)

                                                                              Gulf of
                                  El Paso Energy                              Mexico                       Equity
                                  Partners, L.P.     EPIA         Crystal    Divestitures   T&F Assets    Offering       Combined
                                  Historical      Adjustments   Adjustments   Adjustments   Adjustments   Adjustments     ProForma
                                  --------------  ------------  -----------  ------------  ------------   -----------   ------------
Operating revenues
  Gathering and transportation
    services ...................  $ 63,499        $ 8,483(h)    $            $(2,954)(p)  $               $             $69,028
  NGL transportation and
    fractionation services .....     8,307                                                 33,550(s)                     41,857
  Oil and natural gas sales ....    20,552                                                                               20,552
  Platform services ............    13,875                                                                               13,875
  Gas storage services .........     6,182                       10,528(l)                                               16,710
                                  --------        -------       -------      -------      -------         -------       -------
                                   112,415          8,483        10,528       (2,954)      33,550              --       162,022
                                  --------        -------       -------      -------      -------         -------       -------

Operating expenses
  Purchased natural gas costs ..    28,842          6,855(h)                                                             35,697
  Operation and maintenance,
    net ........................    13,779            481(h)      4,754(l)    (1,552)(p)    8,007(s)                     25,469
  Depreciation, depletion and
    amortization ...............     27,743           667(h)      2,683(l)    (7,585)(p)    3,465(s)                     27,423
                                                     (463)(i)       913(m)
                                  --------        -------       -------      -------      -------         -------       -------
                                    70,364          7,540         8,350       (9,137)      11,472             --         88,589
                                  --------        -------       -------      -------      -------         -------       -------

Operating income ...............    42,051            943         2,178        6,183       22,078              --        73,433
                                  --------        -------       -------      -------      -------         -------       -------

Other income
  Equity investment earnings ...    22,931                                    (7,971)(p)                                 16,715
                                                                               1,755(q)
  Gain on sale of assets .......                                                (200)(p)                                   (200)
  Other ........................     2,377                          151(l)                                                2,528
                                  --------        -------       -------      -------      -------         -------       -------
                                    25,308                          151       (6,416)          --              --        19,043
                                  --------        -------       -------      -------      -------         -------       -------


Income before interest, income
  taxes and other charges ......    67,359            943         2,329         (233)      22,078              --       92,476

Interest and debt expense ......    47,072            467(j)        636(l)    (2,890)(p)   10,214(t)       (5,142)(u)   41,553
                                                                   (494)(n)   (8,310)(r)
Minority interest ..............        95                                         2(p)                                      97
                                  --------        -------       -------      -------      -------         -------       -------
Income before income taxes .....    20,192            476         2,187       10,965       11,864           5,142        50,826
Income tax benefit .............       305                                      (305)(p)                                     --
                                  --------        -------       -------      -------      -------         -------       -------
Net income .....................    20,497            476         2,187       10,660       11,864           5,142        50,826
Net income allocated to General
  Partner .....................     15,578              5(k)         22(k)       107(k)       119(k)        1,139(k)     16,970
Net income allocated to
  Series B unitholders ........      5,668                       11,332(o)                                               17,000
                                  --------        -------       -------      -------      -------         -------       -------
Net (loss) income allocated to
  limited partners ............  $    (749)     $     471      $ (9,167)     $10,553      $11,745         $4,003        $16,856
                                  ========        =======       =======      =======      =======         =======       =======

Weighted average basic and
  diluted units outstanding ...     29,077                                                  2,250                       31,327
                                  ========                                                =======                       =======


Basic and diluted net (loss)
  income per unit .............. $   (0.03)                                                                            $  0.54
                                  ========                                                                             =======





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                          El Paso Energy Partners, L.P.


             NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                        AND COMBINED FINANCIAL STATEMENTS


(a) To record the value of the Gulf of Mexico assets and liabilities sold and the associated cash proceeds received of $108.2 million and the realized loss of $11.0 million.

(b) To record the present value of our cash receipts totaling $29.0 million from El Paso Corporation discounted at 8.5% which approximated our borrowing rate at the date the Gulf of Mexico assets were sold.

(c) To record the use of the cash proceeds from our asset sales to pay down our revolving credit facility.

(d) To record our portion of the loss totaling $11.7 million from Deepwater Holding's sale of Stingray, UTOS, and West Cameron. The loss was determined by comparing our share of the proceeds totaling $27.2 million to our investment in Deepwater Holdings totaling $38.9 million associated with assets sold.

(e) To record the impairment of a pipeline as a result of the sale of the Manta Ray Offshore system.

(f) To record the acquisition of the NGL transportation and fractionation assets funded by borrowings under our revolving credit facility.

(g) To record the issuance of 2.25 million common units, and the use of the net proceeds to pay down our revolving credit facility:

Proceeds from equity offering                                               $ 69,750,000
General partner's contribution                                                   669,552
Fees and expenses related to sale of equity                                   (3,464,375)
                                                                            ------------
Net proceeds from equity issuance to pay down revolving credit
  facility                                                                  $ 66,955,177
                                                                            ------------



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                          El Paso Energy Partners, L.P.


             NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                        AND COMBINED FINANCIAL STATEMENTS


(h)  To record the results of operations of the EPIA assets acquired.

(i) To record the decrease in depreciation expense as a result of a change in the estimated useful lives of the EPIA pipeline from 20 to 30 years.

(j) To record the increase in interest expense related to our additional borrowings under our revolving credit facility to fund the acquisition of EPIA for approximately $26.5 million. This amount was calculated based on the interest rate on our revolving credit facility at March 31, 2000, which was approximately 7.68%.

(k) To record the income allocated to our General Partner as a result of the Transactions, including the additional $1.1 million incentive distribution due to our General Partner resulting from the increase in cash distributions related to our issuance of the 2,250,000 common units.

(l)  To record the results of operations of the Crystal assets acquired.

(m) To record the additional depreciation expense associated with the allocation of the purchase price to Crystal's natural gas storage facilities. These facilities will be depreciated on a straight-line basis over their remaining useful lives which approximates 30 years.

(n) To record the reduction in interest expense due to the redemption of Crystal's 8.12% secured guaranteed notes that were not assumed by us.

(o)  To record the income allocated to the Series B unitholders.

(p)  To eliminate the results of operations of the Gulf of Mexico assets sold.

(q) To record the increase in equity earnings that results from Deepwater Holdings using its sales proceeds of approximately $54.0 million to paydown its revolving credit facility. The amount was calculated based on the interest rate on Deepwater Holdings' credit facility at March 31, 2001, which was approximately 6.43%. We have a 50 percent interest in Deepwater Holdings.

(r) To record the reduction in interest expense as a result of applying the proceeds of approximately $108.2 million from the Gulf of Mexico assets sold to pay down our revolving credit facility. The amount was calculated based on the interest rate on our credit facility at March 31, 2001, which was approximately 7.68%.

(s) To record the results of operations of the transportation and fractionation assets acquired.

(t) To record the increase in interest expense related to our additional borrowings under our revolving credit facility to fund the acquisition of the NGL transportation and fractionation assets for $133 million. This amount was calculated based on the interest rate on our revolving credit facility at March 31, 2001, which was approximately 7.68%.

(u) To record the reduction in interest expense as a result of applying the net proceeds from our equity offering, approximately $ 66.955 million, to reduce our borrowings under our revolving credit facility. This amount was calculated based on the interest rate for our revolving credit facility at March 31, 2001, which was approximately 7.68%.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EL PASO ENERGY PARTNERS, L.P.

                                       By:         /s/ D. Mark Leland
                                          --------------------------------------
                                                    D. Mark Leland
                                           Senior Vice President and Controller
                                             (Principal Accounting Officer)


Date: May 7, 2000